UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________
FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2016

_______________________
UNIVEST CORPORATION OF PENNSYLVANIA
(Exact name of registrant as specified in its charter)

_______________________

Pennsylvania	0-7617	23-1886144
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
14 North Main Street, Souderton, Pennsylvania 18964
(Address of principal executive office)(Zip Code)
Registrant’s telephone number, including area code (215) 721-2400
Not applicable
(Former name or former address, if changed since last report)

 _______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01	Regulation FD Disclosure

On June 21, 2016, representatives of Univest Corporation of Pennsylvania (the “Corporation") delivered a presentation to investors and analysts as part of the Sandler O'Neill Philadelphia Bank Day. The slides that accompanied the presentation are furnished in this Current Report on Form 8-K, pursuant to this Item 7.01, as Exhibit 99.1, and are incorporated herein by reference.

The information contained in this Item 7.01 and Exhibits 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by the Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

Exhibit No.	Description of Document

99.1
Slide presentation for Univest Corporation of Pennsylvania, utilized during investor meetings on June 21, 2016, as part of the Sandler O'Neill Philadelphia Bank Day (furnished pursuant to Item 7.01 hereof).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Univest Corporation of Pennsylvania

By:	/s/ Michael S. Keim
Name:	Michael S. Keim
Title:	Senior Executive Vice President, Chief Financial Officer
Date: June 21, 2016

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1
Slide presentation for Univest Corporation of Pennsylvania, utilized during investor meetings on June 21, 2016, as part of the Sandler O'Neill Philadelphia Bank Day (furnished pursuant to Item 7.01 hereof).